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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) April 17, 2001
         ---------------------------------------------------------------

                          VERITAS SOFTWARE CORPORATION
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 000-26247                 77-0507675
(State or other jurisdiction      (Commission             (I.R.S. Employer
       of incorporation)          File Number)            Identification No.)

                              1600 Plymouth Street
                         Mountain View, California 94043
         ---------------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 527-8000

                          -----------------------------

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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Previous Independent Accountants.

            (i) On April 23, 2001, VERITAS Software Corporation (the "Company") dismissed Ernst & Young LLP as the principal accountant to audit the Company's financial statements for the year ending December 31, 2001. The Company, however, plans to continue to retain Ernst & Young LLP for tax-related services.

            (ii) The reports of Ernst & Young LLP on the financial statements of the Company for each of the past two fiscal years, the fiscal years ended December 31, 1999 and 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company on April 17, 2001.

            (iv) The decision to change accountants was approved by the Company's Board of Directors on April 17, 2001.

            (v) During the Company's two most recent fiscal years and through April 23, 2001, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of any such disagreement in its report on the financial statements of the Company for such years.

            (vi) During the Company's two most recent fiscal years and through April 23, 2001, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

            (vii) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated April 24, 2001, is filed as Exhibit 16.1 to this Form 8-K.

      (b) Engagement of New Accountants.

            (i) On April 23, 2001, the registrant engaged KPMG LLP, the U.S. member firm of KPMG International, as its new principal accountant to audit the Company's financial statements.

            (ii) Prior to the engagement of KPMG LLP, the Company (or someone on behalf of the Company) had not consulted with KPMG LLP during its two most recent fiscal years and through the date of this report in any matter regarding:
(A) either the application of accounting principles to a specified transaction, either completed or

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proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of any disagreement or reportable event described in Paragraph (a)(v) and (vi) above.

ITEM 5: OTHER EVENTS

      On April 17, 2001, the Company announced its financial results for its first quarter ended March 31, 2001. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          The following exhibits are filed herewith:

          Exhibit No.    Description of Document
          -----------    -----------------------
             16.1        Letter from Ernst & Young LLP dated April 24, 2001.
             99.1        Press release dated April 17, 2001.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2001

                                        VERITAS SOFTWARE CORPORATION

                                        By: /s/ Kenneth E. Lonchar
                                            ------------------------------------
                                                Kenneth E. Lonchar
                                                Senior Vice President, Finance
                                                and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------
  16.1            Letter from Ernst & Young LLP dated April 24, 2001.
  99.1            Press release dated April 17, 2001.